Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
2014	$ 37,425
2015	32,668
2016	29,521
2017	25,982
2018	16,855
Thereafter	11,575
Total	$ 154,026	$ 141,278